SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 26, 2005

                             PROVIDENT BANCORP, INC.
               (Exact Name of Registrant as Specified in Charter)

     Delaware                            0-25233                80-0091851
----------------------------        ------------------       --------------
(State or Other Jurisdiction       (Commission File No.)     (I.R.S. Employer
      of Incorporation)                                     Identification No.)


400 Rella Boulevard, Montebello, New York                         10901
-----------------------------------------                         -----
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (845) 369-8040
                                                     --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events
                  ------------

     On June 28, 2005, Provident Bancorp, Inc. (the "Company") announced that it was changing its name to "Provident New York Bancorp". On June 30, 2005, the Company's trading symbol on the Nasdaq National Market will change to "PBNY" in connection with the name change.

     The Company's press release announcing these actions is included as Exhibit 99 to this report.

Item 9.01.        Financial Statements and Exhibits
                  ---------------------------------

     The Index of Exhibits immediately precedes the attached exhibits.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                               PROVIDENT BANCORP, INC.



DATE:  June 28, 2005           By: /s/ Paul A. Maisch
                                   ----------------------------
                                   Paul A. Maisch
                                   Senior Vice President and Chief Financial
                                   Officer

                                  EXHIBIT INDEX

The following exhibits are filed as part of this report:

         Exhibit No.                           Description
         -----------                           -----------
            99                      Press Release of Provident Bancorp, Inc.